NOVEL ORAL RAPID-ACTING NEUROACTIVE STEROID FOR TREATMENT OF POSTPARTUM DEPRESSION: A PLACEBO-CONTROLLED PHASE 3 CLINICAL TRIAL OF LPCN 1154

Benjamin Bruno, PhD, PharmD
Vice President, Clinical Development
Lipocine Inc.

Presented on behalf of Anthony DelConte MD, Joshua C Weavil PhD, Jonathan Ogle PhD, Min-Jee Goh PhD, PharmD, Nachiappan Chidambaram PhD, Mahesh V Patel PhD, Kristina M Deligiannidis MD

Disclosures

- Full-time employee of Lipocine Inc.
- Own stock in Lipocine Inc.
- This work was funded by Lipocine Inc.

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

LPCN 1154 (Oral Brexanolone)

Mechanism of antidepressant action



Presynaptic Terminal
Postsynaptic Terminal
Synaptic GABA Receptor
α
β
β
α
Benzodiazepine binding site
GABA binding site
γ
NAS binding site
Extrasynaptic GABA Receptor
α
β
β
α
GABA binding site
δ
NAS binding site

Endogenous Neuroactive Steroid (NAS)

Potent **positive allosteric modulator (PAM)** of the $GABA_A$ receptor
Metabolite of progesterone

Synaptic Engagement

Acts on both **synaptic and extra-synaptic** $GABA_A$ receptors

Persistent antidepressant effects

Mediated via $GABA_A$ modulation, **neuroimmune regulation**, **HPA axis modulation**, and **increased BDNF** levels [1,2]

High lipophilicity (log P ~5)

Previously limited delivery to non-oral routes (IV, IM)

BDNF: Brain-derived neurotrophic factor

1. Balan et al., eBio Medicine, 2023;89: 104473
2. Balan et al., Transl Psychiatry. 2026 Jan;16:119
3. Image from: Meltzer-Brody and Kanes, Nurobiol Stress 2020;12:100212

LPCN 1154 – Achieved Standard Bioequivalence to IV Brexanolone

Dosing regimen confirmation study results

IV Brexanolone (ZULRESSO®) is Efficacious in PPD[1]



Target Dosage*:
Placebo
ZULRESSO 90 mcg/kg/hour
ZULRESSO 60 mcg/kg/hour
End of infusion
Least Squares Mean Change
0
-5
-10
-15
-20
0 hour
12 hour
24 hour
36 hour
48 hour
60 hour
72 hour
7 day
30 day

Efficacious with lower (60 µg/kg/hr) and higher dose (90 µg/kg/hr) regimens

LPCN 1154: Bioequivalent to ZULRESSO®

PK Parameter	LPCN 1154	IV Brexanolone	GMR Test vs. Reference (90% CI)
C_{max} (ng/mL)	120	115	105% (92%-118%)
$AUC_{0-\infty}$ (h*ng/mL)	4884	5019	97% (89%-107%)
AUC_{0-100} (h*ng/mL)	4266	4784	89% (81%-98%)

LPCN 1154 multi-dose regimen resulted in bioequivalent blood levels compared to IV brexanolone administered per label at higher dose regimen (90µg/kg/hr)

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above

GMR = Geometric Mean Ratios, CI = Confidence Interval, LB = Lower Bound, UB = Upper Bound, t = 100 hours for AUC_{0-t}

1. ZULRESSO® label

LPCN 1154 – Phase 3 Safety and Efficacy Study Design

Utilized same dose and regimen as the PK dose confirmation study

Study design

- Two arm, outpatient, randomized, blinded, placebo-controlled trial in women with postpartum depression at home administration with no required medical monitoring

Inclusion criteria

Severe PPD (HAM-D ≥26)

Age ≥15 yrs

N= 90 women


R
LPCN 1154
Placebo
Treatment period
Hour 0
48
60
Day 30
Primary Analysis Timepoint

Endpoints

Rating Scales:
Administered at baseline, 12h, 36h, 60h, Day 7 and Day 30

Primary endpoint:
17-item HAM-D change from baseline at hour 60

https://clinicaltrials.gov/study/NCT06979544

Full Analysis Set

Baseline demographics

Characteristics	LPCN 1154	Placebo	Overall
N	45	45	90
Age (years) (Mean, SD)	30.7 (5.41)	30.8 (6.52)	30.8 (5.96)
BMI (kg/m^2) (Mean, SD)	30.0 (5.96)	29.6 (6.06)	29.8 (5.98)
Ethnicity (HISP; %)	64.4	60.0	62.2
Race (White; %)	62.2	66.7	64.4
Antidepressant use at baseline (%)	8.9	8.9	8.9
History of psychiatric diagnosis[#] (N, %)	24 (53.3%)	30 (66.7%)	54 (60.0%)
HAM-D at baseline (Mean, SD)	28.3 (2.8)	28.2 (3.1)	28.3 (2.9)

- 15 sites randomized participants

Based on MINI (Mini-International Neuropsychiatric Interview)

Full Analysis Set: HAM-D Change From Baseline

Primary endpoint not met

Parameter	LPCN 1154	Placebo
CFB at 60 hours [LSM (SE)]	-12.0 (1.27)	-10.7 (1.27)
LSM difference (SE)	-1.3 (1.80)	
P-value	NS (>0.05)	

- Numerically superior at all timepoints, with nominal statistical significance at Hour 12



HAM-D Change From Baseline Over Time
Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
**
LPCN 1154 (N=45)
Placebo (N=45)

** p<0.01, nominal p-value
Mixed model for repeated measures. Data graphed as LSM, SE
CFB: Change From Baseline; LSM: Least Squares Mean; SE: Standard Error.

Full Analysis Set: Safety

LPCN 1154 was well tolerated

Parameter	LPCN 1154 N=45 n (%)	Placebo N=45 n (%)
Any TEAE	8 (17.8)	8 (17.8)
Any treatment-related TEAE	5 (11.1)	3 (6.7)
Any severe TEAE	2 (4.4)	0 (0.0)
Any serious TEAE	1 (2.2)	0 (0.0)
TEAEs in ≥ 2 participants in LPCN 1154 arm		
Headache	2 (4.4)	3 (6.7)
Dizziness	2 (4.4)	0 (0.0)
Somnolence	2 (4.4)	0 (0.0)
Nausea	2 (4.4)	0 (0.0)

- 100% of participants completed dosing period
- No treatment-related severe or serious TEAEs
- All dizziness, somnolence, and nausea were mild-moderate and resolved without intervention

TEAE: Treatment-emergent adverse event (any AE that occurred after first dose of study drug)

LPCN 1154 – Subgroup Analysis*

Strong and coherent efficacy with exclusion of outlier site

Subgroup Analyses

- Anomalies raise substantive questions about data validity for **one site (1 out of 15 total)**
  - 39% of LPCN 1154-treated participants had no evidence of study drug in their system
  - Different phenotype: high rates of 'de novo' PPD
  - Extreme placebo response: 80-90% remission and response rates
- **Exclusion of outlier site data** suggests rapid, sustained, and clinically meaningful efficacy of LPCN 1154 in PPD
- Consistent trends across multiple outcomes and scales support rapid-acting antidepressant and anxiolytic effects of LPCN 1154
- LPCN 1154 efficacy aligns with proven effects of brexanolone (IV) for the treatment of PPD

Bech's Depression Subscale (BDI-6) is a validated 6-item measure that assesses the core severity of depressive symptoms with minimal somatic confounding
De novo PPD is defined as the current PPD episode being the participant's first and only psychiatric diagnosis (determined by MINI)
*Post-hoc

Comparison Between Outlier Site and Other Sites

Epidemiologic outlier: low percentage of patients with prior or current psychiatric diagnosis



Percent of Participants
100
80
60
40
20
0
23
78
0
23
7
60
37
78
Current or history of psychiatric diagnosis
History of PPD
History of MDD or MDE
Baseline HAM-A ≥20
Outlier Site (N=30)
All Other Sites (N=60)

Outlier site had significantly lower rates of psychiatric diagnoses compared to all other sites, prior PPD studies, and estimated real-world prevalence

HAM-A, Hamilton Anxiety Rating Scale; MDD, major depressive disorder; MDE, major depressive episode; PPD, postpartum depression
HAM-A ≥20 indicates moderate to severe anxiety
*De novo PPD is defined as the current PPD episode being the participant's first and only psychiatric diagnosis (determined by MINI)

Comparison Between Outlier Site and Other Sites

Placebo effect outlier: high rates of HAM-D response, remission, and change from baseline



Placebo Arm HAM-D Comparison
Hour 60
Day 30
% of Participants or CFB
100
80
60
40
20
0
64
30
27
9
-56
*
-31
***
***
***
92
29
83
19
-82
-36
Response
Remission
% CFB
Response
Remission
% CFB
Outlier Site (N=12)
All Other Sites (N=33)

- Day 30 HAM-D change from baseline was **-23** at outlier site
- Site was identified as an outlier by treatment-by-site interaction analysis (p=0.01)

Response: ≥50% reduction in HAM-D total score; Remission: HAM-D total score ≤7. CFB: Change from baseline.
* p<0.05; ** p<0.01; *** p<0.001. Continuous data: MMRM; dichotomous data: Fisher exact

Subgroup Analysis Excluding Outlier Site

Baseline demographics

Characteristics	LPCN 1154	Placebo	Total
N	27	33	60
Age (years)	30.0 (5.9)	31.7 (6.6)	30.9 (6.3)
BMI (kg/m^2)	31.9 (6.4)	30.5 (6.4)	31.1 (6.4)
Ethnicity (HISP; %)	40.7	45.5	43.3
Race (White; %)	55.6	54.5	55.0
Antidepressant use at baseline (%)	11.1	12.1	11.7
History of psychiatric diagnosis* (N; %)	22 (81.5)	25 (75.8)	47 (78.3)
HAM-D at baseline (Mean, SD)	28.8 (3.3)	28.5 (3.4)	28.6 (3.3)

Upon outlier site exclusion, the study population is consistent with PPD epidemiology (~20% de novo PPD)

*Based on MINI (Mini-International Neuropsychiatric Interview)

Rapid, Durable, and Meaningful Improvement Across All Timepoints

Subgroup analysis*

HAM-D Change From Baseline Over Time



Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
*
*
**
LPCN 1154 (N=27)
Placebo (N=33)

Time	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.1	P < 0.001	-1.09
Hour 36	-5.3	P < 0.05	-0.64
Hour 60	-5.8	P < 0.05	-0.68
Day 7	-5.2	P < 0.05	-0.54
Day 30	-6.6	P < 0.01	-0.76

* p<0.05; ** p<0.01; *** p<0.001.

Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal

*Post-hoc analysis excluding outlier site

LPCN 1154 Summary and Conclusions

- **HAM-D data support rapid and durable treatment effect in two subgroups**
  - Excluding outlier site
  - PPD with history of psychiatric condition **(see poster W98)**

- **Clinically meaningful efficacy as early as 12 hours (HAM-D CFB ~ -11, Cohen's d > 1)**
  - Median time to first response: **2.6 days** with LPCN 1154 vs **~30 days** with placebo
  - Results for additional HAM-D analyses **(response, remission, Bech depression subscale), MADRS, and HAM-A** were at least numerically superior for LPCN 1154 at all timepoints

- **Well-tolerated, with no drug-related severe or serious AEs**
  - 18% of participants reported an adverse event
  - Low rates of CNS AEs

- **Potential for differentiated profile**
  - Rapid and sustained relief with short treatment duration, at-home administration

Median time to first response: time at which 50% of participants are HAM-D responders